UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934

       Date of Report (Date of earliest event reported)     March 25, 2004



                             AURORA GOLD CORPORATION
             (exact name of registrant as specified in its charter)


Delaware                              0-24393               13-3945947
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)        Identification No.)



PO  Box  3711,  Stn  Terminal, 349  West  Georgia Street,             V6B 3Z1
Vancouver  BC  Canada
(Address  of  principal  executive  offices)                         (Zip Code)



Registrant's  Telephone  Number,  Including  the  area  code:     (604) 687-4432



(Former name or former address, if changed from last report.)


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AURORA  GOLD  CORPORATION
-------------------------

Item  1.  Changes  in  Control  of  Registrant.

          Not  Applicable

Item  2.  Acquisition  or  Disposition  of  Assets.

          Not  Applicable

Item  3.  Bankruptcy  or  Receivership.

          Not  applicable

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

          Not  applicable

Item  5.  Other  Events  and  Regulation  FD  Disclosure.

          The Board of Directors of the Company announces that David E. Jenkins has been appointed a director of the Company.

Item  6.  Resignation  of  Registrant's  Directors.

          Not  Applicable

Item  7.  Financial  Statements  and  Exhibits.

          Not  Applicable

Item  8.  Change  in  fiscal  Year.

          Not  Applicable

Item  9.  Regulation  FD  Disclosure.

          Not  Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not  Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

          Not  applicable

Item 12.  Results of Operations and Financial Condition.

           Not applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AURORA GOLD CORPORATION


Date:  March 25, 2004                         by:  /s/  A.  Cameron  Richardson
       --------------                              ----------------------------
                                                        A. Cameron Richardson
                                                        President and Director


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